                                               PRIVILEGED AND CONFIDENTIAL DRAFT
                                                                         10/6/00

                    PAINEWEBBER U.S. GOVERNMENT INCOME FUND
              PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
                    PAINEWEBBER INVESTMENT GRADE INCOME FUND
                          PAINEWEBBER HIGH INCOME FUND
                       PAINEWEBBER STRATEGIC INCOME FUND

                 SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 2000

                                                                October 10, 2000

Dear Investor,

    This supplement to the Prospectus dated March 31, 2000 for the above-referenced funds (each a "PW fund") describes important changes affecting your fund. These changes were proposed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and approved by your fund's board as in the best interests of fund shareholders. If you have any questions about these changes, you should contact your Financial Advisor.

    The purpose of this supplement is to notify you of

       - the proposed merger of each PW fund (other than PaineWebber High Income
         Fund) into a series of another mutual fund and

       - changes in investment management arrangements for each PW fund (other than PaineWebber Low Duration U.S. Government Income Fund) and related investment strategy changes that became effective on October 10, 2000.

    The shareholders of each PW fund for which a merger is proposed must approve the merger before the transaction can be effected. The proposed mergers will be submitted to shareholders at meetings expected to be held in January or February 2001. If approved by the PW fund's shareholders, the merger for that PW fund is expected to become effective no later than early March 2001. More information about the proposed mergers for these PW funds and the new investment management arrangements and related investment strategy changes is set out below.

    The shareholders of PaineWebber High Income Fund will be asked to approve its new investment management arrangements at a meeting expected to be held in January or February 2001.

PROPOSED MERGERS

    On October 6, 2000, the board of trustees for each of PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber Strategic Income Fund approved the submission to the PW fund's shareholders of an Agreement and Plan of Reorganization and Termination ("Plan") under which the PW fund would transfer substantially all of its assets and liabilities to a series of PaineWebber PACE Select Advisors Trust, an open-end mutual fund (each series a "PACE fund"). The PACE funds' investments are managed by sub-advisers, and the same sub-adviser for each PACE fund proposed as a merger partner for a PW fund now serves as sub-adviser for that PW fund. If the PW fund's shareholders approve the proposed merger, they will receive shares of the applicable PACE fund in exchange for their shares in the PW fund, and the PW fund will cease operations.

    Each merger is expected to be a tax-free transaction, which means that no gain or loss will be recognized by either fund and that the PW fund's shareholders will not realize any gain or loss on their receipt of PACE fund shares in the merger. More information about the proposed merger for each PW fund will be provided to its shareholders in proxy solicitation materials that are expected to be mailed in November 2000.

                                                                      Item #ZS78
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    The parties to each proposed merger are identified below, along with each fund's investment objective and primary investment strategies. The term "duration" as used in the table is a measure of a fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

                   PW Fund                         PACE Fund Proposed as Merger Partner
---------------------------------------------  ---------------------------------------------
PAINEWEBBER U.S. GOVERNMENT INCOME FUND (A     PACE U.S. GOVERNMENT SECURITIES FIXED INCOME
SERIES OF PAINEWEBBER MANAGED INVESTMENTS      INVESTMENTS
TRUST)
INVESTMENT OBJECTIVE: High current income      INVESTMENT OBJECTIVE: Current income.
consistent with the preservation of capital
and liquidity.
Invests primarily in U.S. government bonds,    Invests in U.S. government bonds and other
including bonds that are backed by mortgages.  bonds of varying maturities, but normally
Invests at least 25% of its total assets in    limits its portfolio duration to between one
U.S. government and privately issued bonds     and seven years. No policy of concentrating
that are backed by mortgages and other         in bonds backed by mortgages and other
assets. No policy limiting portfolio           assets.
duration.
--------------------------------------------   --------------------------------------------
PAINEWEBBER LOW DURATION U.S. GOVERNMENT       PACE U.S. GOVERNMENT SECURITIES FIXED INCOME
INCOME FUND (A SERIES OF PAINEWEBBER MANAGED   INVESTMENTS
INVESTMENTS TRUST)
INVESTMENT OBJECTIVE: The highest level of     INVESTMENT OBJECTIVE: Current income.
income that is consistent with the
preservation of capital and low volatility of
net asset value.
Invests primarily in U.S. government bonds,    Invests in U.S. government bonds and other
including bonds that are backed by mortgages.  bonds of varying maturities, but normally
Normally limits its portfolio duration to      limits its portfolio duration to between one
between one and three years. Invests at least  and seven years. No policy of concentrating
25% of its total assets in U.S. government     in bonds backed by mortgages and other
and privately issued bonds that are backed by  assets.
mortgages and other assets.
--------------------------------------------   --------------------------------------------
PAINEWEBBER INVESTMENT GRADE INCOME FUND (A    PACE INTERMEDIATE FIXED INCOME INVESTMENTS
SERIES OF PAINEWEBBER MANAGED INVESTMENTS
TRUST)
INVESTMENT OBJECTIVE: High current income      INVESTMENT OBJECTIVE: Current income,
consistent with the preservation of capital    consistent with reasonable stability of
and liquidity.                                 principal.
Invests primarily in a diversified range of    Invests in investment grade bonds (U.S. and
investment grade bonds (U.S. government        foreign government bonds, U.S. and foreign
bonds, U.S. and foreign corporate bonds and    corporate bonds and bonds that are backed by
bonds that are backed by mortgages). May       mortgages and other assets) of varying
invest to a lesser extent in corporate bonds   maturities, but normally limits its overall
that are below investment grade. No policy     portfolio duration to between two and four
limiting portfolio duration.                   and one-half years.
--------------------------------------------   --------------------------------------------
PAINEWEBBER STRATEGIC INCOME FUND (A SERIES    PACE STRATEGIC FIXED INCOME INVESTMENTS
OF PAINEWEBBER SECURITIES TRUST)
INVESTMENT OBJECTIVE: High level of current    INVESTMENT OBJECTIVE: Total return consisting
income and, secondarily, capital               of income and capital appreciation.
appreciation.
Allocates its investments among three bond     Invests primarily in investment grade bonds
market sectors: U.S. government and            of governmental and private issuers in the
investment grade bonds, U.S. high yield bonds  United States and foreign countries,
("junk bonds") (including convertible bonds)   including bonds that are backed by mortgages
and foreign and emerging market bonds,         or other assets and convertible bonds.
including foreign government bonds. The fund   Invests in bonds of varying maturities but
has no limit on its investments in bonds that  normally limits its portfolio duration to
are below investment grade or bonds that are   between three and eight years. Invests, to a
denominated in foreign currencies. No policy   limited extent, in bonds that are below
limiting portfolio duration.                   investment grade and in bonds that are
                                               denominated in foreign currencies.
--------------------------------------------   --------------------------------------------

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    You may continue to buy and sell shares in the PW funds and exchange your PW fund Class A, Class B and Class C shares for shares of the corresponding class of other PaineWebber funds prior to the shareholder meetings to vote on the proposed mergers. When you sell or exchange your PW fund shares, you generally will be subject to federal income tax on any gain you realize. If the merger proposal is approved for a PW fund, that PW fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is effected.

NEW INVESTMENT MANAGEMENT ARRANGEMENTS

    On October 6, 2000, the board of trustees for each of PaineWebber U.S. Government Income Fund, PaineWebber Investment Grade Income Fund, PaineWebber Strategic Income Fund and PaineWebber High Income Fund terminated the existing Investment Advisory and Administration Contract ("Old Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") relating to the PW fund and approved new interim investment management arrangements that became effective October 10, 2000.

    For each of these PW funds, the interim investment management arrangements consist of a new Interim Investment Management and Administration Contract ("Interim Management Contract") with Mitchell Hutchins and an Interim Sub-Advisory Contract with an unaffiliated sub-adviser. Under the Interim Management Contracts, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the PW funds' assets and to supervise and monitor the performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers. These new interim contracts terminate automatically 150 days after their effective dates. The fees payable by each PW fund to Mitchell Hutchins under its Interim Management Contract are identical to the fees under the Old Advisory Contract. Mitchell Hutchins (not the funds) pays the sub-advisers for their services under the Interim Sub-Advisory Contracts. The new sub-advisers for the PW funds are identified below:

PW Fund                                        Sub-Adviser
---------------------------------------------  ---------------------------------------------
PaineWebber U.S. Government Income Fund        Pacific Investment Management Company LLC
PaineWebber Investment Grade Income Fund       Metropolitan West Asset Management, LLC
PaineWebber High Income Fund                   Massachusetts Financial Services Company
PaineWebber Strategic Income Fund              Pacific Investment Management Company LLC

    These arrangements and some related changes in these PW funds' investment strategies are described in greater detail below. The new sub-advisers expect to realign their funds' portfolios to reflect their proprietary investment strategies over the next several weeks. As a result, during this period, these PW funds may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions. In addition, a fund may realize capital gains when portfolio positions are sold by a new sub-adviser. These realized capital gains may increase a fund's taxable dividends for the current year.

    PaineWebber Low Duration U.S. Government Income Fund has been sub-advised by Pacific Investment Management Company LLC since 1994, and no change is proposed to its current investment management arrangments.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED MARCH 31, 2000 IS REVISED AS
FOLLOWS:

FOR PAINEWEBBER U.S. GOVERNMENT INCOME FUND, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 3 OF THE PROSPECTUS IS REVISED BY REPLACING ALL TEXT IN THE SECTION AFTER THE INITIAL PARAGRAPH WITH THE FOLLOWING:

           Mitchell Hutchins Asset Management Inc., the fund's manager, has appointed Pacific Investment Management Company LLC ("PIMCO") as the fund's sub-adviser. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of

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           the fund's mortgage-backed bonds and will also buy and
           sell securities to adjust the fund's average portfolio duration, yield curve and sector and prepayment exposure, as appropriate.

FOR PAINEWEBBER INVESTMENT GRADE INCOME FUND, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 9 OF THE PROSPECTUS IS REVISED BY REPLACING ALL TEXT IN THE SECTION AFTER THE INITIAL PARAGRAPH WITH THE FOLLOWING:

           Mitchell Hutchins Asset Management Inc., the fund's manager, has appointed Metropolitan West Asset Management, LLC ("MWAM") as the fund's sub-adviser. MWAM decides to buy and sell specific bonds for the fund based on its value added strategies, with the goal of outperforming the Lehman Brothers Intermediate Government Credit Index while maintaining below average volatility. These strategies are anchored by MWAM's long-term economic outlook and include managing interest rate risk through limited duration shifts, yield curve management, diversifying the fund's investments across all permitted investment sectors while overweighting the most attractive sectors, identifying undervalued securities and aggressive execution.

FOR PAINEWEBBER HIGH INCOME FUND, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 12 OF THE PROSPECTUS IS REVISED BY REPLACING ALL TEXT IN THE SECTION AFTER THE INITIAL PARAGRAPH WITH THE FOLLOWING:

           PRINCIPAL INVESTMENT STRATEGIES

           Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Massachusetts Financial Services Company ("MFS") as the fund's sub-adviser. In deciding which bonds to buy or sell for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three month total return outlook for various segments of the fixed income markets. This three month "horizon" outlook is used by the fund's portfolio manager as a tool in making or adjusting the fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

FOR PAINEWEBBER STRATEGIC INCOME FUND, THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 15 OF THE PROSPECTUS IS REVISED BY REPLACING THE FOURTH PARAGRAPH IN THIS SECTION WITH THE FOLLOWING:

           The fund invests in when-issued and delayed delivery bonds as a leveraging technique to increase its returns.

           Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Pacific Investment Management Company LLC ("PIMCO") as the fund's sub-adviser. PIMCO seeks to invest the fund's assets in those areas of the bond market that it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO establishes duration targets for the fund's portfolio based on its expectations for changes in interest rates and then positions the fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the fund's mortgage-backed bonds and will also buy and sell securities to adjust the fund's average portfolio duration, yield curve, sector and prepayment exposure, as appropriate.

FOR PAINEWEBBER STRATEGIC INCOME FUND, THE SECTION CAPTIONED "PRINCIPAL RISKS" ON P. 15 OF THE PROSPECTUS IS REVISED BY ADDING THE FOLLOWING TO THE LIST OF PRINCIPAL RISKS:

           LEVERAGE RISK. Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

THE SECTION AT PP. 18-19 OF THE PROSPECTUS CAPTIONED "MORE ABOUT RISKS AND INVESTMENT STRATEGIES" IS REVISED BY REPLACING THE PARAGRAPH CAPTIONED "INTEREST RATE RISK" WITH THE FOLLOWING:

           INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

           Some corporate bonds provide that the issuer may repay them earlier than the maturity date, particularly those bonds issued at relatively high interest rates. When interest rates are falling, the issuers of these bonds may exercise their right to repay prior to maturity. A fund then may have to reinvest the repayments at lower interest rates. These "call" provisions can adversely affect the market value of bonds subject to them so that these bonds do not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

THE SECTIONS AT PP. 26-27 OF THE PROSPECTUS CAPTIONED "INVESTMENT ADVISERS" AND "PORTFOLIO MANAGERS" ARE REPLACED IN THEIR ENTIRETY BY THE FOLLOWING:

           MANAGER

           Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator for Low Duration Fund and the manager and administrator for each of the other funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

           On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

           Mitchell Hutchins, with the approval of each fund's board, has selected investment sub-advisers for the funds and reviews the performance of those investment advisers.

           SUB-ADVISERS AND PORTFOLIO MANAGERS

           U.S. GOVERNMENT INCOME FUND
           LOW DURATION FUND
           STRATEGIC INCOME FUND

           Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser for these funds. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach,
           California 92660.

           Scott Mather, an executive vice president of PIMCO, has been primarily responsible for the day-to-day management of U.S. Government Income Fund since October 10, 2000 and of Low Duration U.S. Government Income Fund since January 2000. Prior to joining PIMCO in 1998, he was associated with Goldman Sachs Funds Management, LP, where he was a trader in the fixed income division and specialized in structuring and trading a broad range of mortgage-backed securities as well as managing proprietary derivatives positions.

           William C. Powers, a managing director of PIMCO, has been primarily responsible for the day-to-day portfolio management for Strategic Income Fund since October 10,
           2000. Mr. Powers has been associated with PIMCO since 1991 as a senior member of the fixed income portfolio management group.

           HIGH INCOME FUND

           Massachusetts Financial Services Company ("MFS") serves as investment adviser for this fund. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. As of August 31, 2000, MFS had approximately $163 billion in assets under management, including approximately
           $5.7 billion in municipal bond fund assets.

           Robert J. Manning and John Addeo will be responsible for the day-to-day portfolio management of High Income Fund. Mr. Manning is a senior vice president of MFS and the director of fixed income research. Mr. Manning has been employed in the investment management area of MFS since 1984. Mr. Addeo, a Vice President of MFS, has been employed in the investment management area of MFS since 1998. Prior to joining MFS, Mr. Addeo was a vice president in the high yield department at Eaton Vance from 1997 to 1998, and a vice president in the high yield department of Keystone Investments from 1995 to 1997.

           INVESTMENT GRADE INCOME FUND

           Metropolitan West Asset Management, LLC ("MWAM") serves as investment adviser for this fund. MWAM is located at 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025. MWAM was formed in 1996 and, as of September 30, 2000, had approximately $8.7 billion in fixed income investments under management.

           MWAM uses a team approach in advising Investment Grade
           Income Fund. The team members are Scott B. Dubchansky,
           Stephen Kane, Laird R. Landmann, Tad Rivelle and Brian H. Loo. All team members have held their fund responsibilities since October 10, 2000.

           Mr. Dubchansky has been chief executive officer of MWAM since August 1996. From August 1992 through August 1996, he was a senior vice president of Donaldson Lufkin & Jenrette in the fixed income division. Prior to August 1992, Mr. Dubchansky was senior vice president, fixed income sales, at Kidder Peabody and responsible for fixed income sales to institutional clients.

           Mr. Kane has been a portfolio manager with MWAM since August 1996. From November 1995 until July 1996, he was an account manager with PIMCO in Newport Beach, California. Before then, Mr. Kane was a merchant banking associate with Union Bank in Los Angeles, California.

           Mr. Landmann has been a managing director and portfolio manager with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

           Mr. Rivelle has been the chief investment officer and a managing director with MWAM since August 1996. From November 1992 until July 1996, he was a principal and co-director of fixed income with Hotchkis and Wiley in Los Angeles, California. Before then, he was a portfolio manager with PIMCO in Newport Beach, California.

           Mr. Loo has been a portfolio manager and analyst with MWAM since August 1996. From June 1996 until July 1996,
           Mr. Loo worked as an analyst with Hotchkis and Wiley in Los Angeles, California. Before then, he worked as an analyst with Trust Company of the West (starting in May 1994 while completing a graduate finance degree at Carnegie Mellon University).

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